LIMITED WARRANTY DEED


     ANGELES PARTNERS XIV, a California limited partnership, ("Grantor"), for valuable consideration paid, grants with limited warranty covenants, to ABMD LTD., an Ohio limited liability company, whose tax mailing address is c/o The Mazer Corporation, P.O. Box 1400-J, 2501 Neff Road, Dayton, Ohio 45414, the real property described in Exhibit A attached hereto and incorporated herein by reference.

     Subject to all legal highways; building and zoning ordinances; easements, conditions and restrictions of record; and real estate taxes and assessments due and payable in December, 1996, and thereafter.

     Prior  Instrument  Reference:    Microfiche  No.  85-0703C03  of   the
     Montgomery County, Ohio Deed Records.

     IN WITNESS WHEREOF, the Grantor has executed this instrument this day of July, 1996.

WITNESSES:                         ANGELES PARTNERS XIV, a California
                                   limited partnership

                                   ANGELES REALTY CORPORATION II,
/s/Tanya M. Sorrells               a California corporation, its

Print Name Tanya M. Sorrells       General Partner


/s/J.L. Snedigar                   By:/s/Robert D. Long. Jr.
Print Name J.L. Snedigar           Robert D. Long, Jr.
                                   Vice President and Controller

STATE OF SOUTH CAROLINA, COUNTY OF GREENVILLE, SS:

     The foregoing instrument was acknowledged before me this 22nd day of July, 1996, by Robert D. Long, Jr., the Vice President and Controller of Angeles Realty Corporation II, a California corporation, the general partner of Angeles Partners XIV, a California limited partnership, on behalf of said partnership.


                                        /s/Jennifer Hester

                                        Notary Public

This instrument prepared by:
M. Shannon Place
Attorney at Law
33 West First Street
Suite 600
Dayton, Ohio  45402